SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):  June 1, 1999 (May 27,
                                                     1999)


                        DENDRITE INTERNATIONAL, INC.
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           (Exact name of registrant as specified in its charter)


      New Jersey               0-26138                 22-2786386
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      (State or other       (Commission File       (I.R.S. Employer
      jurisdiction of            Number)          Identification No.)
      incorporation)

      1200 Mount Kemble Avenue
      Morristown, New Jersey                            07960-6767
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     (Address of principal executive offices)           (Zip Code)


                                (973) 425-1200
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




 Item 5.   Other Events.

           On May 27, 1999, Dendrite International, Inc. issued a press release, a copy of which is filed herewith as Exhibit 99.1 (the "Press Release") and incorporated herein by reference.

           This Current Report on Form 8-K and the Press Release contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are qualified by cautionary statements contained herein and in the Company's filings with the Securities and Exchange Commission.


 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 99.1   -    Press Release of Dendrite International,
                               Inc., dated May 27, 1999.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Dendrite International, Inc.


                                     By: /s/ Christopher J. French
                                        -------------------------------
                                        Vice President, General Counsel
                                        and Secretary

 Dated:  June 2, 1999



                            EXHIBIT INDEX


           Exhibit No.         Description
           -----------         -----------
           Exhibit 99.1   -    Press Release of Dendrite International,
                               Inc., dated May 27, 1999.